EXHIBIT 99.1

[GRAPHIC]
BIONUTRICS


Bionutrics, Inc.
Ronald Howard Lane, Ph.D.
Chairman, CEO
602.508.0112
www.bionutrics.com

            BIONUTRICS ANNOUNCES FILING WITH THE SEC FOR A CHANGE OF
                     NAME TO SYNOVICS PHARMACEUTICALS, INC.

PHOENIX, AZ, March 6, 2006 - Bionutrics, Inc., (BNRX.OB) a specialty pharmaceutical company with proprietary drug formulation and delivery technologies utilized in the development of an extensive pipeline of difficult to formulate, oral controlled-release generic and branded drugs, announced today that on February 3, 2006 it filed a Prelimonary Information Statement with SEC for a name change to Synovics Pharmaceuticals, Inc. The Company has waited the requisite 10 days for comments from the SEC, of which it has received none. The Company then filed on March 2 a Definitive Information Statement filing with the SEC and a mailing of a copy of the filing to shareholders.

Ronald H. Lane, Ph.D., Bionutrics' Chairman and Chief Executive Officer stated, "This change of name is part of an ongoing building program by the Company. The new name is intended to characterize the Company in a manner consistent with its new business plan founded on its acquisition of proprietary oral controlled sustained release drug technology and related pharmaceutical products. The name Synovics is derived from a combination of two terms: the prefix syn- meaning `with', `together' or `in the formation of', and novics, derived from novus or new. In other words, Synovics speaks to the strength of our Company, the creation of new technology, new products and a new business by a team of new and talented management. The name change is only a step in the process of creating recognition and visiblilty by the public of our new and exciting Company.

"As the Company moves forward with the previously announced acquisition of Kirk Pharmaceuticals and its affilitated company ANDAPharm in Fort Lauderdale, Florida, the initiation in the United States of a series of generic drug development programs and the hiring of new and highly qualified management talent, we believe that the name Synovics Pharmaceuticals will precisely articulate the composition and direction of our Company and the building effort currently underway."

ABOUT BIONUTRICS:
Bionutrics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of oral controlled-release generic drugs and improved formulations of previously approved drugs. The Company has licensed exclusive and worldwide rights to employ certain proprietary oral controlled-release drug formulation technologies. Bionutrics is undertaking the initiation of US development and commercializing its extensive pipeline of difficult to formulate generic and branded drugs. Bionutrics intends to file Abbreviated New Drug Applications (ANDAs) with the FDA for its oral controlled-release generic drugs. The Company announced January 18 of this year the initiation of its first generic drug candidate, SNG1001a, a candidate for which it hopes to file an ANDA with the FDA later this year upon successful completion of the development and testing effort. Total U.S. sales for the branded drugs targeted with the Company's generic pipeline are approximately $7 billion. The Company believes it has numerous "first to file" or only to file opportunities on it's ANDAs which could be awarded periods of marketing

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exclusivity. Additionally, the Company intends to develop its portfolio of oral controlled-release branded drugs and file a series of 505(b)(2) New Drug Applications with the FDA. 505(b)(2) drug applications are for pharmaceutical products based on new or improved uses of existing drugs.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS MADE IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THEIR USE OF WORDS SUCH AS "EXPECTS," "PLANS," "PROJECTS," "WILL," "MAY," "ANTICIPATES," "BELIEVES," "SHOULD," "INTENDS," "ESTIMATES" AND OTHER WORDS OF SIMILAR MEANING. BECAUSE SUCH STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT CANNOT BE PREDICTED OR QUANTIFIED, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS DEPENDING UPON A NUMBER OF FACTORS AFFECTING THE COMPANY'S BUSINESS. THESE FACTORS INCLUDE, AMONG OTHERS: THE DIFFICULTY IN PREDICTING THE TIMING AND OUTCOME OF PRODUCT DEVELOPMENT INCLUDING BIOSTUDIES DEMONSTRATING "BIOEQUIVALENCY", OUTCOME OF ANY POTENTIAL LEGAL PROCEEDINGS, INCLUDING PATENT-RELATED MATTERS SUCH AS PATENT CHALLENGE SETTLEMENTS AND PATENT INFRINGEMENT CASES; THE OUTCOME OF LITIGATION ARISING FROM CHALLENGING THE VALIDITY OR NON-INFRINGEMENT OF PATENTS COVERING OUR PRODUCTS; THE DIFFICULTY OF PREDICTING THE TIMING OF FDA APPROVALS; COURT AND FDA DECISIONS ON EXCLUSIVITY PERIODS; THE ABILITY OF COMPETITORS TO EXTEND EXCLUSIVITY PERIODS FOR THEIR PRODUCTS; OUR ABILITY TO COMPLETE PRODUCT DEVELOPMENT ACTIVITIES IN THE TIMEFRAMES AND FOR THE COSTS WE EXPECT; MARKET AND CUSTOMER ACCEPTANCE AND DEMAND FOR OUR PRODUCTS; OUR POSSIBLE DEPENDENCE ON REVENUES FROM SIGNIFICANT CUSTOMERS; THE USE OF ESTIMATES IN THE PREPARATION OF OUR FINANCIAL STATEMENTS; THE POTENTIAL FOR COMPETITORS TO FILE ANDAS PRIOR TO ANY FILING BY THE COMPANY PERTAINING TO THE SAME TARGET BRAND; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING ON PRODUCTS, INCLUDING THE LAUNCH OF AUTHORIZED GENERICS; THE ABILITY TO LAUNCH NEW PRODUCTS IN THE TIMEFRAMES WE EXPECT; THE AVAILABILITY OF RAW MATERIALS; THE AVAILABILITY OF ANY PRODUCT WE PURCHASE; THE REGULATORY ENVIRONMENT; OUR EXPOSURE TO PRODUCT LIABILITY AND OTHER LAWSUITS AND CONTINGENCIES; THE INCREASING COST OF INSURANCE AND THE AVAILABILITY OF PRODUCT LIABILITY INSURANCE COVERAGE; OUR TIMELY AND SUCCESSFUL COMPLETION OF STRATEGIC INITIATIVES, INCLUDING INTEGRATING COMPANIES AND PRODUCTS WE MAY ACQUIRE AND IMPLEMENTING OUR NEW ENTERPRISE RESOURCE PLANNING SYSTEM; FLUCTUATIONS IN OPERATING RESULTS, INCLUDING THE EFFECTS ON SUCH RESULTS FROM SPENDING FOR RESEARCH AND DEVELOPMENT, SALES AND MARKETING ACTIVITIES AND PATENT CHALLENGE ACTIVITIES; THE INHERENT UNCERTAINTY ASSOCIATED WITH FINANCIAL PROJECTIONS; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, FLUCTUATIONS IN OPERATING RESULTS; CAPITAL ADEQUACY; STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT DEVELOPMENT AND FILINGS WITH THE FDA, BUSINESS AND GROWTH STRATEGIES; STATEMENTS SPECIFICALLY CONCERNING THE SUCCESSFUL CLOSING OF ACQUISITIONS, AND SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING DEBT OR EQUITY REQUIREMENTS, REGULATORY REQUIREMENTS; AND MEETING CONDITIONS SET BY POTENTIAL EQUITY INVESTORS, RELIANCE ON KEY STRATEGIC ALLIANCES, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, AND ANY OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE COMPANY UNDERTAKES NO OBLIGATION (NOR DOES IT INTEND) TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT TO THE EXTENT REQUIRED UNDER APPLICABLE LAW.